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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 29, 2001
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)


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
                 DELAWARE                                  1-4423                               94-1081436
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(State or other jurisdiction of incorporation)       (Commission File Number)        (I.R.S. Employer Identification No.)
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                    3000 HANOVER STREET, PALO ALTO, CA 94304
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               (Address of principal executive offices) (Zip code)





                                 (650) 857-1501
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              (Registrant's telephone number, including area code)

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ITEM 5.       OTHER EVENTS.

         On September 4, 2001, we entered into a merger agreement with Compaq Computer Corporation under which we agreed to enter into a business combination transaction. Under the terms of the merger agreement, a wholly-owned subsidiary of Hewlett-Packard will merge with and into Compaq and Compaq will survive the merger as a wholly-owned subsidiary of Hewlett-Packard. We refer to this transaction as the Compaq merger. Completion of the Compaq merger is subject to customary closing conditions that include, among others, receipt of required approvals from our shareowners and from Compaq shareowners, respectively, and receipt of required antitrust approvals. Upon completion of the Compaq merger, holders of Compaq common stock will be entitled to receive 0.6325 shares of Hewlett-Packard common stock for each share of Compaq common stock they then hold. In addition, upon completion of the Compaq merger we will assume outstanding stock appreciation rights and options to purchase shares of Compaq common stock, each at the exchange ratio referred to in the preceding sentence. If any of the conditions to the Compaq merger are not satisfied or, if waiver is permissible, not waived, the Compaq merger will not be completed. In addition, under certain circumstances specified in the merger agreement, we or Compaq may terminate the merger agreement. As a result, we cannot assure you that we will complete the Compaq merger.

         This Current Report on Form 8-K is being filed to comply with the requirements of Rule 3-05 of Regulation S-X (17 CFR Section 210.3.05 (2000)) with respect to the financial statements of Compaq, and attaches hereto as Exhibits 99.1 and 99.2, and incorporates by reference herein, (i) the historical audited consolidated financial statements of Compaq including Compaq's consolidated balance sheet at December 31, 2000 and 1999, and the consolidated statements of income, cash flows and stockholders' equity for each of the three years in the period ended December 31, 2000, and (ii) the historical unaudited interim condensed consolidated financial statements of Compaq including Compaq's condensed consolidated balance sheet at September 30, 2001, the condensed consolidated statement of income for the three and nine months ended September 30, 2001 and 2000, and the condensed consolidated statement of cash flows for the nine months ended September 30, 2001 and 2000. However, if we do not complete the Compaq merger, Hewlett-Packard's business, operating results and assets and liabilities will not reflect any actual or anticipated interest in Compaq's business, its operating results or its assets and liabilities.

            ADDITIONAL INFORMATION ABOUT THE COMPAQ MERGER AND WHERE TO FIND IT

         On November 15, 2001, we filed a Registration Statement with the Securities and Exchange Commission, containing a preliminary joint proxy statement/prospectus regarding the Compaq merger. Investors and security holders of Hewlett-Packard and Compaq are urged to read the preliminary joint proxy statement/prospectus filed with the SEC on November 15, 2001 and the definitive joint proxy statement/prospectus when it becomes available and any other relevant materials filed by us or Compaq with the SEC because they contain, or will contain, important information about Hewlett-Packard, Compaq and the Compaq merger. The definitive joint proxy statement/prospectus will be sent to the security holders of Hewlett-Packard and Compaq seeking their approval of the proposed transaction. The preliminary joint proxy statement/prospectus filed with the SEC on November 15, 2001, the definitive joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by us or Compaq

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with the SEC, may be obtained free of charge at the SEC's web site at
www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Hewlett-Packard by contacting Hewlett-Packard Investor Relations, 3000 Hanover Street, Palo Alto, California 94304, 650-857-1501. Investors and security holders may obtain free copies of the documents filed with the SEC by Compaq by contacting Compaq Investor Relations, P.O. Box 692000, Houston, Texas 77269-2000, 800-433-2391. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Compaq merger.

         Hewlett-Packard, Carleton S. Fiorina, Hewlett-Packard's Chairman of the Board and Chief Executive Officer, Robert P. Wayman, Hewlett-Packard's Executive Vice President, Finance and Administration and Chief Financial Officer, and certain of Hewlett-Packard's other executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Hewlett-Packard and Compaq in favor of the Compaq merger. The other executive officers and directors of Hewlett-Packard who may be participants in the solicitation of proxies in connection with the Compaq merger have not been determined as of the date of this filing. A description of the interests of Ms. Fiorina, Mr. Wayman and Hewlett-Packard's other executive officers and directors in Hewlett-Packard is set forth in the proxy statement for Hewlett-Packard's 2001 Annual Meeting of Shareowners, which was filed with the SEC on January 25, 2001. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Ms. Fiorina, Mr. Wayman and Hewlett-Packard's other executive officers and directors in the Compaq merger by reading the preliminary joint proxy statement/prospectus filed with the SEC on November 15, 2001 and the definitive joint proxy statement/prospectus when it becomes available.

         Compaq and Michael D. Capellas, Compaq's Chairman and Chief Executive Officer, and certain of Compaq's other executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Compaq and Hewlett-Packard in favor of the Compaq merger. The other executive officers and directors of Compaq who may be participants in the solicitation of proxies in connection with the Compaq merger have not been determined as of the date of this filing. A description of the interests of Mr. Capellas and Compaq's other executive officers and directors in Compaq is set forth in the proxy statement for Compaq's 2001 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2001. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Mr. Capellas and Compaq's other executive officers and directors in the Compaq merger by reading the preliminary joint proxy statement/prospectus filed with the SEC on November 15, 2001 and the definitive joint proxy statement/prospectus when it becomes available.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are being filed with this report:

         23.1     Consent of Ernst & Young LLP, Independent Auditors.

         23.2     Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants.

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         99.1     Compaq's historical audited consolidated financial statements, including Compaq's consolidated balance sheet at December
                  31, 2000 and 1999, and the consolidated statements of income, cash flows and stockholders' equity for each of the three years in the period ended December 31, 2000.

         99.2 Compaq's historical unaudited interim condensed consolidated financial statements including Compaq's condensed consolidated balance sheet at September 30, 2001, the condensed consolidated statement of income for the three and nine months ended September 30, 2001 and 2000, and the condensed consolidated statement of cash flows for the nine months ended September 30, 2001 and 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HEWLETT-PACKARD COMPANY

Date: November 29, 2001           By: /s/ Charles N. Charnas
                                     -------------------------------------------
                                     Name:  Charles N. Charnas
                                     Title: Assistant Secretary and Senior
                                              Managing Counsel



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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED NOVEMBER 29, 2001



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      Exhibit                                                     Description
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
        23.1           Consent of Ernst & Young LLP, Independent Auditors.

        23.2           Consent of PricewaterhouseCoopers LLP, Independent Accountants.

        99.1           Compaq's historical audited consolidated financial statements, including Compaq's consolidated balance sheet at December 31, 2000 and 1999, and the consolidated statements of income, cash flows and stockholders' equity for each of the three years in the period ended December 31,
                       2000.

        99.2           Compaq's historical unaudited interim condensed consolidated financial statements including
                       Compaq's condensed consolidated balance sheet at September 30, 2001, the condensed consolidated statement of income for the three and nine months ended September 30, 2001 and 2000, and the condensed consolidated statement of cash flows for the nine months ended September 30,
                       2001 and 2000.

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